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                                                                      Exhibit 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the use in this Form 10-K of our report, dated January 28, 2000, on the consolidated financial statements of Pacific Financial Corporation and Subsidiaries.

/s/ KNIGHT VALE & GREGORY PLLC

Tacoma, Washington
March 24, 2000